                                                                   EXHIBIT 16(b)


      EXHIBIT (16B-1) FOR COMMERCE FUNDS - CUMULATIVE TOTAL RETURN -
      For the Period from Commencement of Operations to October 31, 1997 (Assuming the Maximum Sales Load)
      ------------------------------------------------------------------

                            CUMULATIVE TOTAL RETURNS
                            ------------------------

                     ERV
     Formula:    T=(______)  -1
                      P

     Where:

       P= a hypothetical initial payment of $1,000 made on March 3, 1997, the date of the commencement of the Fund
       T= Cumulative total return
     ERV= Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period assuming the maximum sales load of 3.5%

                P=          $1,000

ASSUMING REIMBURSEMENTS
     1) GROWTH AND INCOME FUND:
Institutional Shares
     ERV=    $1,177.50

     CUMULATIVE TOTAL RETURN =   17.75%

     2) Growth and Income Fund
Service Shares
     ERV=    $1,175.70

     CUMULATIVE TOTAL RETURN =    17.57%


ASSUMING NO REIMBURSEMENTS
     1) GROWTH AND INCOME FUND:
Institutional Shares
     ERV=    $1,176.70

     CUMULATIVE TOTAL RETURN =    17.67%

     2) Growth and Income Fund
Service Shares
     ERV=    $1,175.00

     CUMULATIVE TOTAL RETURN =    17.50%

      EXHIBIT (16B-2) FOR COMMERCE FUNDS - CUMULATIVE TOTAL RETURN -
      for the Period from Commencement of Operations to October 31, 1997 (Assuming no Sales Load)
      ------------------------------------------------------------------

                            CUMULATIVE TOTAL RETURNS
                            ------------------------

                        ERV
     Formula:    T=  (______)  -1
                        P

     Where:

     P= a hypothetical initial payment of $1,000 made on March 3, 1997, the date of the commencement of the Fund
     T= Cumulative total return
   ERV= Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period

                P=    $1,000

ASSUMING REIMBURSEMENTS
     1) GROWTH AND INCOME FUND:
Institutional Shares
     ERV=    $1,220.00

     CUMULATIVE TOTAL RETURN =    22.00%

     2) Growth and Income Fund
Service Shares
     ERV=    $1,218,10

     CUMULATIVE TOTAL RETURN =    21.81%


ASSUMING NO REIMBURSEMENTS
     1) GROWTH AND INCOME FUND:
Institutional Shares
     ERV=    $1,219.20

     CUMULATIVE TOTAL RETURN =    21.92%

     2) Growth and Income Fund
Service Shares
     ERV=    $1,217.40

     CUMULATIVE TOTAL RETURN =    21.74%